Exhibit 10.2

[Date]

[Name]

[Street Address]

[City, State, Zip Code]

Dear [Name]:

Pursuant to the terms and conditions of the Company’s 1999 Long-Term Incentive Plan (the “Plan”) and the 2008 Executive Performance Incentive Program (the “Program”), on August 5, 2008, the Compensation Committee of the Board of Directors of Equitable Resources, Inc. (the “Committee”) granted you «NumberUnits» Target Share Units (the “Award”), the value of which is determined by reference to the Company’s common stock.  The terms and conditions of the Award, including, without limitation, vesting and distribution, shall be governed by the provisions of the Program document attached hereto as Exhibit A, provided that the Award is also subject to the terms and limits included within the Plan, and the Committee retains the discretion to distribute the Award in cash, Company stock or any combination thereof.

Kimberly L. Sachse
For the Compensation Committee

The undersigned hereby acknowledges receipt of this award granted on the date shown above, the terms of which are subject to the terms and conditions referenced above, and receipt of a copy of the Program document, and agrees to be bound by all the provisions hereof and thereof.

Signature:		Date:
[Name]